Liquidity, Going Concern and Management Plans	9 Months Ended
Sep. 30, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity, Going Concern and Management Plans
2.	Liquidity, Going Concern and Management Plans

The accompanying unaudited condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

The Company had cash and cash equivalents of $38.9 million, a working capital deficiency of $189.1 million and an accumulated deficit of $458.6 million as of September 30, 2020. The Company incurred a $404.1 million net loss for the nine months ended September 30, 2020. Since inception, the Company’s operations have been financed primarily through the sale of equity and debt securities. The Company has incurred losses from operations and negative cash flows from operating activities since inception and expects to continue to incur substantial losses as it continues to fully ramp up its operating activities. While we expect to continue incurring losses in the foreseeable future, we successfully raised $183 million in October 2020, net of offering expenses, through a public offering of our common stock. The proceeds from this offering provide us with the necessary liquidity to continue as a going concern for at least one year from the date these financial statements are issued.

In addition to the foregoing, the Company cannot predict the long-term impact on its development timelines, revenue levels and its liquidity due to the worldwide spread of COVID-19. Based upon the Company’s current assessment, it does not expect the impact of the COVID-19 pandemic to materially impact the Company’s operations. However, the Company is continuing to assess the impact the spread of COVID-19 may have on its operations.